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                                                                 EXHIBIT 10.30e




                              SUBSIDIARY GUARANTY


         GUARANTY, dated December 30, 1996, made by each of the parties listed on the signature pages hereof (collectively, the "Guarantors", and each, a "Guarantors), in favor of the Guarantied Parties referred to below.


                              W I T N E S S E T H:

         WHEREAS, Xircom, Inc., a California corporation (the "Borrower"), has entered into a Credit Agreement, dated as of December 30, 1996, with the financial institutions party thereto, and NationsBank of Texas, N.A., as administrative agent for said financial institutions ("Administrative Agent") (said Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and capitalized terms not defined herein but defined therein being used herein as therein defined); and

         WHEREAS, as of the date hereof, the Borrower, directly or indirectly, owns beneficially and of record 100% of the capital stock of the Guarantors, and the Borrower and each of the Guarantors are members of the same consolidated group of companies and are engaged in related businesses, and the Guarantors will derive direct and indirect economic benefit from the Advances; and

         WHEREAS, it is a condition precedent under the Credit Agreement to the making of Advances and the issuance of Letters of Credit that the Guarantors shall have executed and delivered this Guaranty; and

         WHEREAS, the Lenders and the Administrative Agent are herein referred to as the "Guarantied Parties";

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make Advances and issue Letters of Credit, the Guarantors hereby agree as follows:

         SECTION 1. Guaranty. Each Guarantor hereby unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise, of, and the performance of, the Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, and any and all expenses (including, without limitation, reasonable counsel fees and expenses) incurred by any of the Guarantied Parties in enforcing any rights under this Guaranty. This Guaranty is an absolute guaranty of payment and performance and not a guaranty of collection. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law
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(collectively the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Borrower, other Affiliates of the Borrower or other Obligors to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of Fraudulent Transfer
Laws) of any agreement providing for an equitable allocation among such Guarantor and other Obligors of obligations arising under guaranties by such parties.

         SECTION 2. Guaranty Absolute. Each Guarantor guaranties that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and the other Loan Documents, without set-off or counterclaim, and regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of any provision of any other Loan Document or any other agreement or instrument relating to any Loan Document, or avoidance or subordination of any of the Obligations;

         (b) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, the Credit Agreement, the Notes or any of the other Loan Documents;

         (c) any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, all or any of the Obligations;

         (d) the absence of any attempt to collect any of the Obligations from the Borrower or from any other guarantor or any other action to enforce the same or the election of any remedy by any of the Guarantied Parties;

         (e) any waiver, consent, extension, forbearance or granting of any indulgence by any of the Guarantied Parties with respect to any provision of any other Loan Document;

         (f) the election by any of the Guarantied Parties in any proceeding under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") of the application of section 1111(b)(2) of the Bankruptcy Code;

         (g) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under section 364 of the Bankruptcy Code;





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         (h)     the disallowance, under section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Guarantied Parties for payment of any of the Obligations; or

         (i) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a borrower or a guarantor.

         SECTION 3. Waiver. (a) Each Guarantor hereby (i) waives (A) promptness, diligence, notice of acceptance and any and all other notices with respect to any of the Obligations or this Guaranty, except demand for payment under this Guaranty, (B) any requirement that any of the Guarantied Parties protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Collateral, (C) the filing of any claim with a court in the event of receivership or bankruptcy of the Borrower, (D) protest or notice with respect to nonpayment of all or any of the Obligations,
(E) the benefit of any statute of limitation, (F) all demands, except demand for payment under this Guaranty, whatsoever (and any requirement that same be made on the Borrower as a condition precedent to much Guarantor's obligations hereunder), and (G) any right by which it might be entitled to require suit or an accrued right of action in respect of any of the Obligations or require suit against the Borrower or any other Person, whether arising pursuant to Section
34.02 of the Texas Business and Commerce Code, as amended, Section 17.000 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise; and (ii) covenants and agrees that, except as set forth in Section 11 hereof, this Guaranty will not be discharged except by complete performance of the Obligations and any other obligations of such Guarantor contained herein.

         (b) If, in the exercise of any of its rights and remedies, any of the Guarantied Parties shall forfeit any of its rights or remedies, including, without limitation, its right to enter a deficiency judgment against the Borrower or any other Person, whether because of any applicable law pertaining to "election of remedies" or the like, each Guarantor hereby consents to such action by such Guarantied Party and waives any claim based upon such action. Any election of remedies which results in the denial or impairment of the right of such Guarantied Party to seek a deficiency judgment against the Borrower shall not impair the obligation of such Guarantor to pay the full amount of the Obligations or any other obligation of such Guarantor contained herein.

         (c) In the event any of the Guarantied Parties shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or under any of the Loan Documents, such Guarantied Party may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by such Guarantied Party but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether such Guarantied Party or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may





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have the effect of reducing the amount of any deficiency claim to which any of the Guarantied Parties might otherwise be entitled by reason of such bidding at any such sale.

         (d) Each Guarantor agrees that notwithstanding the foregoing and without limiting the generality of the foregoing if, after the occurrence and during the continuance of an Event of Default, the Guarantied Parties are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Obligations, to collect interest on the Obligations, or to enforce or exercise any other right or remedy with respect to the Obligations, or the Administrative Agent is prevented from taking any action to realize on the Collateral, such Guarantor agrees to pay to the Administrative Agent for the account of the Guarantied Parties, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Guarantied Parties.

         (e) Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and of each other guarantor of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof, that diligent inquiry would reveal. Each Guarantor hereby agrees that the Guarantied Parties shall have no duty to advise any Guarantor of information known to any of the Guarantied Parties regarding such condition or any such circumstance. In the event that any of the Guarantied Parties in its sole discretion undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such Guarantied Party wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

         (f) Each Guarantor consents and agrees that the Guarantied Parties shall be under no obligation to marshall any assets in favor of any Guarantor or otherwise in connection with obtaining payment of any or all of the Obligations from any Person or source.

         SECTION 4. Representations and Warranties. Each Guarantor hereby represents and warrants to the Guarantied Parties as follows:

         (a) Such Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation,
(ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where the nature of its business or the character of its properties requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect,
(iii) has all requisite corporate power and authority to own its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, (iv) is in compliance with its certificate of incorporation and by-laws, (v) is in compliance with all other applicable requirements of Law, and (vi) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices





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to, each Tribunal having jurisdiction, to the extent required for such ownership, operation and conduct.

         (b) The execution, delivery and performance by such Guarantor of this Guaranty and the other Loan Documents to which it is a party:

                 (i)      are within its corporate powers;

                 (ii) have been duly authorized by all necessary corporate action, including, without limitation, the consent of stockholders where required; and

                 (iii) do not and will not (A) contravene its certificate of incorporation or by-laws or other comparable governing documents, (B) violate any other applicable requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Tribunal or arbitrator, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any of its agreements, (D) result in the creation or imposition of any Lien upon any of its property other than those in favor of the Administrative Agent on behalf of and for the ratable benefit of the Secured Parties and Liens permitted by the Credit Agreement, or (E) require the consent of, authorization by, approval of, notice to, or filing or registration with, any Tribunal or any other Person.

         (c) This Guaranty has been duly executed and delivered by such Guarantor and is the legal, valid and binding obligation of much Guarantor enforceable against it in accordance with its terms, subject to Debtor Relief Laws.

         (d) There are no pending or, to the knowledge of such Guarantor, threatened actions, investigations or proceedings to which such Guarantor or any of its Subsidiaries is or could reasonably be expected to become a party or, to such Guarantor's knowledge, affecting such Guarantor or any of its Subsidiaries before any court, Tribunal or arbitrator with respect to which there is a reasonable likelihood of an adverse determination that could reasonably be expected to have a Material Adverse Effect. The performance by such Guarantor under this Guaranty and under each of the other Loan Documents to which it is a party is not restrained or enjoined (either temporarily, preliminarily or permanently) and no material adverse conditions have been imposed by any Tribunal or arbitrator upon any of the foregoing transactions.

         SECTION 5. Amendments. Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor herefrom shall in any event be effective unless the same shall be in writing, approved by the Determining Lenders (or by all the Lenders where the approval of each Lender is required under the Credit Agreement) and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.





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         SECTION 6.  Addresses for Notices.  All notices and other
communications provided for hereunder shall be in writing and mailed, telecopied or delivered by reputable overnight delivery service or by hand, if to any Guarantor, addressed to it at its address specified on the signature pages hereof, if to any Guarantied Party, addressed to it at the address of such Guarantied Party specified in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 6. All such notices and other communications shall, when mailed, telecopied, or delivered, be effective three days after being deposited in the mail, when telecopied with confirmation of receipt, or when delivered by reputable overnight delivery service or by hand to the addressee or its agent, respectively.

         SECTION 7. No Waiver; Remedies. (a) No failure on the part of any Guarantied Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or any of the other Loan Documents.

         (b) Failure by any of the Guarantied Parties at any time or times hereafter to require strict performance by the Borrower, any Guarantor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Loan Documents now or at any time or times hereafter executed by the Borrower, any Guarantor or such other Person and delivered to any of the Guarantied Parties shall not waive, affect or diminish any right of any of the Guarantied Parties at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any of the Guarantied Parties or any agent, officer, employee of any of the Guarantied Parties.

         (c) No waiver by the Guarantied Parties of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any of the Guarantied Parties permitted hereunder shall in way affect or impair any of the rights of the Guarantied Parties or the obligations of any Guarantor under this Guaranty or under any of the other Loan Documents. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Obligations shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

         SECTION 8. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, each of the Guarantied Parties is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guarantied Party to or for the credit or the account of each Guarantor against any and all of the obligations of each Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Guarantied Party shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each of





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the Guarantied Parties agrees promptly to notify each Guarantor after any such set-off and application made by such Guarantied Party; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Guarantied Party under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guarantied Party may have.

         SECTION 9.  Continuing Guaranty; Transfer of Notes.  Subject to
Section 11, this Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations on or following the Maturity Date and all other amounts payable under this Guaranty, (ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Guarantied Parties and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), each of the Guarantied Parties may assign or otherwise transfer any Note held by it or Obligations owing to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Guarantied Party herein or otherwise with respect to such of the Notes and Obligations so transferred or assigned, subject, however, to compliance with the provisions of Section 11.6 of the Credit Agreement in respect of assignments.

         SECTION 10. Reimbursement. To the extent that any Guarantor shall be required to repay a portion of the Advances which shall exceed the greater of
(a) the amount of such Advances actually received by such Guarantor and (b) the amount which such Guarantor would otherwise have paid if such Guarantor had repaid the aggregate amount of such Advances (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor's net worth immediately after the later of the Agreement Date or the date such Guarantor becomes a party to this Guaranty bears to the aggregate net worth of the Guarantors (calculated for each Guarantor based on such Guarantor's net worth immediately after the later of the Agreement Date or the date such Guarantor becomes a party to this Guaranty), then such Guarantor shall be reimbursed by the other Guarantors for the amount of such excess, pro rata, based on their respective net worth immediately after the Agreement Date or the date such Guarantor becomes a party to this Guaranty, as applicable. This Section 10 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 10 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay to the Guarantied Parties the Obligations as and when the same shall become due and payable in accordance with the terms hereof.

         SECTION 11. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Obligor for liquidation or reorganization, should any Obligor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Obligor's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligees of the Obligations or such part thereof, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such





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payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         SECTION 12. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA. WHEREVER POSSIBLE, EACH PROVISION OF THIS GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY AND WITHOUT INVALIDATING THE REMAINING PROVISIONS OF THIS GUARANTY.

         SECTION 13. Submission to Jurisdiction; Jury Trial. (a) Any legal action or proceeding with respect to this Guaranty or any document related thereto may be brought in the courts of the State of Texas or the United States of America for Dallas, Texas, and, by execution and delivery of this Guaranty, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

         (b) Each Guarantor irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address provided herein, such service to become effective 30 days after such mailing.

         (c) Nothing contained in this Section 13 shall affect the right of any Guarantied Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Guarantor or any of such Guarantor's property in any other jurisdiction.

         (d) EACH GUARANTOR WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF ANY OBLIGOR OR ANY GUARANTIED PARTY.





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         SECTION 14.  Section Titles.  The Section titles contained in this
Guaranty are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Guaranty.

         SECTION 15. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Guaranty.

         SECTION 16. Miscellaneous. All references herein to the Borrower or to any Guarantor shall include their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession of or for the Borrower or such Guarantor. All references to the singular shall be deemed to include the plural where the context so requires.

         SECTION 17.  Subrogation and Subordination.

                 (a) Notwithstanding any reference to subrogation contained herein to the contrary, until payment in full of the Obligations and termination of the Commitment, each Guarantor hereby irrevocably agrees not to make any claims or enforce any other rights which it may have or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender against the Borrower or any collateral which any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the agreement set forth in this Section 17(a) is knowingly made in contemplation of such benefits.

                 (b) All debt and other liabilities of the Borrower to any Guarantor ("Borrower Debt") are expressly subordinate and junior to the Obligations and any instruments evidencing the Borrower Debt shall contain provisions acceptable to the Determining Lenders providing for such subordination and shall be binding on all holders of such Borrower Debt.

         SECTION 18. Guarantor Insolvency. Should any Guarantor voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender granted hereunder, then, the obligations of such Guarantor under this Guaranty shall be, as between such Guarantor and such Lender, a fully-matured, due, and payable obligation of such Guarantor to such Lender (without regard to whether the Borrower is then in default under the Credit Agreement or whether any part of the Obligations is then due and owing by the Borrower to such Lender), payable in full by such Guarantor to such Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

         SECTION 19. Rate Provision. It is not the intention of any Lender to make an agreement violative of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in this Guaranty, no Lender shall ever be entitled to contract, charge, receive, collect or apply, as interest on the Obligations, any amount in excess of the Highest Lawful Rate. In no event shall any Guarantor be obligated to pay any amount in excess of the Highest Lawful Rate. If from any circumstance the Administrative Agent or any Lender shall ever receive anything of value deemed excess interest under applicable law, an amount equal to such excess shall be applied to the reduction of the principal amount of outstanding Advances, and any remainder shall be promptly refunded to the payor. In determining whether or not interest paid or payable with respect to the Obligations, under any specified contingency, exceeds the Highest Lawful Rate, the Guarantors and the Lenders shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such Obligations so that the interest paid on account of such Obligations does not exceed the Highest Lawful Rate and/or (d) allocate interest between portions of such Obligations; provided that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, the Lenders shall refund to the payor the amount of such excess or credit the amount of such excess against the total principal amount owing, and, in such event, no Lender shall be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Highest Lawful Rate.

         Section 20. Severability. Any provision of this Guaranty which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of any such provision in any other jurisdiction.

         SECTION 21. ENTIRE AGREEMENT. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE





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PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer on the date first above written.

                                NETACCESS, INC.



                                By:  [SIG]
                                     ------------------------------
                                     Title:  Secretary
                                             ----------------------

                                2300 Corporate Center Drive
                                Thousand Oaks, CA  91320


Accepted and Acknowledged:

NATIONSBANK OF TEXAS, N.A., as
Administrative Agent



By:   [SIG]
    -----------------------------
    Title: Sr. Vice President
           ----------------------






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